Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, William Heye, hereby certify as of the date hereof, solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Annual Report of BackWeb Technologies Ltd. on Form 10-K for the year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that, to the best of my knowledge, the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of BackWeb Technologies Ltd. at the dates and for the periods indicated.

/s/ William Heye William Heye
Chief Executive Officer

Date: March 30, 2007
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Ken Holmes, hereby certify as of the date hereof, solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Annual Report of BackWeb Technologies Ltd. on Form 10-K for the year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that, to the best of my knowledge, the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of BackWeb Technologies Ltd. at the dates and for the periods indicated.

/s/ Ken Holmes Ken Holmes
Chief Financial Officer

Date: March 30, 2007